Exhibit 99.1

USG Corporation Reports Strongest Quarterly Net Income since 2007

CHICAGO--(BUSINESS WIRE)--July 24, 2014--USG Corporation (NYSE:USG):

Second Quarter 2014 vs. Second Quarter 2013

Consolidated Business Highlights

  Sales increased 3 percent to $948 million
  GAAP operating profit of $98 million compared to $74 million
  Adjusted operating profit of $93 million compared to $76 million
  GAAP net income of $57 million compared to $25 million
  Adjusted net income of $48 million compared to $26 million

Business Unit Highlights

  U.S. Gypsum wallboard shipments totaled 1.32 BSF vs. 1.29 BSF
  U.S. Gypsum average wallboard price of $167.31 per thousand square feet vs. $153.77
  Ceilings operating profit of $24 million compared to $26 million
  L&W Supply operating profit of $4 million compared to $1 million
  USG Boral Building Products sales of $280 million and operating profit of $16 million

USG Corporation (NYSE:USG), a leading building products company, today reported its strongest quarterly net income since 2007. Second quarter 2014 net sales of $948 million were up 3 percent from second quarter 2013 net sales of $916 million. USG’s second quarter 2014 GAAP operating profit was $98 million compared to $74 million of operating profit in the second quarter of 2013. Second quarter 2014 GAAP net income was $57 million, $0.38 per diluted share, and $0.39 per basic share. This compares to net income of $25 million, $0.22 per diluted share, and $0.23 per basic share, in the second quarter of 2013.

“I’m pleased to report our best quarterly results in seven years,” said James S. Metcalf, Chairman, President, and CEO. “Despite slower than expected acceleration in industry opportunity, most of our businesses and products improved their performance from a year ago and we also recorded our first full quarter of operations in our USG Boral joint venture.”

The corporation’s adjusted operating profit was $93 million in the second quarter of 2014, which includes adjusted equity method investment income of $6 million from USG Boral Building Products, compared to an adjusted operating profit of $76 million in the second quarter of 2013. Adjusted net income was $48 million in the second quarter of 2014 compared to an adjusted net income of $26 million in the second quarter of 2013. Adjusted net income in the second quarter of 2014 excluded, among other items, a $12 million gain on sale for our Clark, New Jersey paper mill which has been idled since 2009. Second quarter 2014 adjusted earnings per basic share was $0.33 compared to adjusted earnings per basic share of $0.24 during the second quarter of 2013. A full reconciliation of adjusted equity income from USG Boral Building Products to income from equity method investments, adjusted operating profit to operating profit, adjusted net income to net income, and adjusted earnings per basic share to earnings per basic share is set forth on a schedule attached hereto.

“We remain confident in the recovery, but challenges in the macro-economic environment still exist,” Mr. Metcalf said. “However, we believe that the second half of the year will be better than the first half and we are well positioned to capitalize on the improving opportunity.”

A conference call is being held today at 10:00 A.M. Central Time during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section. The dial-in number for the conference call is 1-888-771-4371 (1-847-585-4405 for international callers), and the pass code is 37380974. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Thursday, August 7, 2014. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 37380974.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC, and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint venture. Headquartered in Chicago, USG worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com.

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, adjusted net income, adjusted equity income from USG Boral Building Products, and adjusted earnings per basic share, which exclude certain items. In addition, adjusted operating profit includes the corporation’s income from its equity method investments, including the USG Boral Building Products joint venture. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. Adjusted operating profit includes the income from the corporation's equity method investments, including the USG Boral Building Products joint venture, because management views the joint venture as a business unit, even though the corporation’s share of the joint venture is 50%. Further, management believes it is appropriate to exclude the indicated items from income from equity method investments, because the resulting adjusted equity income from USG Boral Building Products can be used to evaluate the financial performance of USG Boral Building Products. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under our credit agreement or other financings; our substantial indebtedness and our ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of our pension plans; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; capacity utilization rates for us and the industry; our ability to expand into new geographic markets and the stability of such markets; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; our ability to protect our intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; our ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K.

USG CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions except share and per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Net sales	$948	$916	$1,798	$1,730
Cost of products sold	773	765	1,480	1,455
Gross profit	175	151	318	275

Selling and administrative expenses	77	76	154	149
Restructuring charges	—	1	—	3
Operating profit	98	74	164	123

Income from equity method investments	(5)	(1)	(8)	(1)
Interest expense	45	50	92	100
Interest income	—	(1)	(1)	(2)
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	(27)	—
Other income, net	—	(1)	—	—
Income from continuing operations before income taxes	58	27	108	26

Income tax expense (benefit)	—	2	5	(1)
Income from continuing operations	58	25	103	27

Loss from discontinued operations, net of tax	(1)	—	(1)	—
Net income	$57	$25	$102	$27

Earnings (loss) per common share - basic:
Income from continuing operations	$0.40	$0.23	$0.74	$0.25
Loss from discontinued operations	(0.01)	—	(0.01)	—
Net income	$0.39	$0.23	$0.73	$0.25

Earnings (loss) per common share - diluted:
Income from continuing operations	$0.39	$0.22	$0.72	$0.24
Loss from discontinued operations	(0.01)	—	(0.01)	—
Net income	$0.38	$0.22	$0.71	$0.24

Average common shares	144,500,682	108,544,752	139,702,728	108,449,431
Average diluted common shares	147,024,196	111,047,951	146,920,294	111,245,400

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)
(Unaudited)

	June 30, 2014	December 31, 2013

Assets
Cash and cash equivalents	$235	$810
Short-term marketable securities	79	82
Restricted cash	1	5
Receivables (net of reserves - $11 and $12)	417	369
Inventories	337	332
Income taxes receivable	4	3
Deferred income taxes	52	52
Other current assets	51	47
Total current assets	1,176	1,700
Long-term marketable securities	59	60
Property, plant and equipment (net of accumulated
depreciation and depletion - $1,916 and $1,840)	1,994	2,103
Deferred income taxes	16	17
Equity method investments	755	73
Other assets	151	168
Total assets	$4,151	$4,121

Liabilities and Stockholders' Equity
Accounts payable	$254	$284
Accrued expenses	187	216
Current portion of long-term debt	63	63
Income taxes payable	—	5
Total current liabilities	504	568
Long-term debt	2,207	2,238
Long-term debt - related party	—	54
Deferred income taxes	69	66
Pension and other postretirement benefits	295	277
Other liabilities	262	256
Total liabilities	3,337	3,459
Stockholders' Equity:
Preferred stock	—	—
Common stock	14	14
Additional paid-in capital	3,003	2,920
Accumulated other comprehensive income	14	24
Retained earnings (accumulated deficit)	(2,218)	(2,320)
Stockholders' equity of parent	813	638
Noncontrolling interest	1	24
Total stockholders' equity including noncontrolling interest	814	662
Total liabilities and stockholders' equity	$4,151	$4,121

Other Information:
Total cash and cash equivalents and marketable securities	$373	$952
Borrowing availability under existing credit facilities	264	314
Total Liquidity	$637	$1,266

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions, unaudited)
	Six months ended June 30,
	2014	2013
Operating Activities
Net income	$102	$27
Less: Loss from discontinued operations, net of tax	(1)	—
Income from continuing operations	103	27

Adjustments to reconcile income from continuing operations to net cash:
Depreciation, depletion and amortization	77	77
Share-based compensation expense	10	9
Deferred income taxes	4	(1)
Gain on asset dispositions	(12)	—
Income from equity method investments	(8)	(1)
Gain on deconsolidation of subsidiaries and consolidated joint ventures	(27)	—
(Increase) decrease in working capital, net of deconsolidation of subsidiaries and consolidated joint ventures:
Receivables	(54)	(63)
Income taxes receivable	(1)	—
Inventories	(17)	(19)
Other current assets	(1)	(6)
Payables	(18)	(32)
Accrued expenses	(22)	(31)
Decrease in other assets	—	2
Decrease in pension and other postretirement benefits	—	(15)
Decrease in other liabilities	(7)	(1)
Other, net	(7)	9
Net cash provided by (used for) operating activities	20	(45)

Investing Activities
Purchases of marketable securities	(97)	(111)
Sales or maturities of marketable securities	99	104
Capital expenditures	(58)	(46)
Acquisition of mining rights	—	(17)
Net proceeds from asset dispositions	14	—
Investment in joint ventures, including $23 million of cash of contributed subsidiaries in 2014	(557)	(5)
Insurance proceeds	2	—
Return of restricted cash	4	—
Net cash used for investing activities	(593)	(75)

Financing Activities
Issuance of debt	3	3
Repayment of debt	(2)	(2)
Loans from joint venture partner	—	3
Issuance of common stock	3	2
Repurchases of common stock to satisfy employee tax withholding obligations	(5)	(9)
Net cash used for financing activities	(1)	(3)

(Continued)

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)
	Six months ended June 30,
	2014	2013

Effect of exchange rate changes on cash	—	(7)

Net cash used for operating activities - discontinued operations	(1)	—

Net decrease in cash and cash equivalents	(575)	(130)
Cash and cash equivalents at beginning of period	810	546
Cash and cash equivalents at end of period	$235	$416

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$86	$96
Income taxes paid, net	8	3

Noncash Investing and Financing Activities:
Amount in accounts payable for capital expenditures	6	5
Contribution of wholly-owned subsidiaries and joint venture investments as consideration for investment in USG Boral Building Products	121	—
Conversion of $75 million of 10% convertible senior notes due 2018, net of discount	(73)	—
Issuance of common stock upon conversion of debt	75	—
Accrued interest on debt conversion	(2)	—

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013 (b)	2014 (b)	2013 (b)
Net Sales:
Gypsum:
United States	$488	$447	$920	$852
Canada	90	90	166	168
Mexico / Latin America	48	52	95	99
Other (a)	22	23	43	37
Eliminations	(36)	(35)	(67)	(66)
Total	612	577	1,157	1,090
Ceilings:
United States	120	121	228	237
USG International	—	12	7	23
Canada	15	16	28	32
Mexico / Latin America	7	9	17	18
Eliminations	(12)	(14)	(25)	(28)
Total	130	144	255	282
Distribution:
L&W Supply	344	319	644	600
Eliminations	(138)	(124)	(258)	(242)
Total USG Corporation Net Sales	$948	$916	$1,798	$1,730

Operating Profit (Loss):
Gypsum:
United States	$83	$54	$131	$98
Canada	5	5	8	6
Mexico / Latin America	4	6	8	11
Other (a)	3	3	13	(1)
Eliminations	—	(1)	—	(1)
Total	95	67	160	113
Ceilings:
United States	21	21	32	45
USG International	—	—	—	(1)
Canada	2	3	4	6
Mexico / Latin America	1	2	3	4
Total	24	26	39	54
Distribution:
L&W Supply	4	1	5	(1)
Corporate	(21)	(19)	(42)	(38)
Eliminations	(4)	(1)	2	(5)
Total USG Corporation Operating Profit	$98	$74	$164	$123

USG Boral Building Products (UBBP):
Net sales	$280	N/A	$369	N/A
Operating profit	16	N/A	26	N/A
Net income attributable to UBBP	9	N/A	15	N/A
USG share of income from UBBP	4	N/A	7	N/A

(a) Includes our mining operation in Little Narrows, Nova Scotia, Canada, and our shipping company.
(b) Historical results have been recast to reflect the company's change in segments effective April 1, 2014.

USG CORPORATION
RECONCILIATION of NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Income from equity method investments - GAAP measure	$5	$1	$8	$1
Less: Income from equity method investments - Other joint ventures	(1)	(1)	(1)	(1)
USG's share of UBBP restructuring charges, net of tax	2	—	2	—
Adjusted equity income from UBBP - Non-GAAP measure	$6	$—	$9	$—

Operating profit - GAAP measure	$98	$74	$164	$123
Gain on sale of surplus property	(12)	—	(12)	—
Restructuring charges	—	1	—	3
Income from equity method investments	5	1	8	1
USG's share of UBBP restructuring charges, net of tax	2	—	2	—
Adjusted operating profit - Non-GAAP measure	$93	$76	$162	$127

Net income - GAAP measure	$57	$25	$102	$27
Loss from discontinued operations	1	—	1	—
Gain on sale of surplus property	(12)	—	(12)	—
Restructuring charges	—	1	—	3
USG's share of UBBP restructuring charges, net of tax	2	—	2	—
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	(27)	—
Withholding tax on property contributed to USG Boral joint venture	—	—	1	—
Reduction in valuation allowance for deferred tax assets	—	—	—	(3)
Adjusted net income - Non-GAAP measure	$48	$26	$67	$27

Earnings per common share - basic - GAAP measure	$0.39	$0.23	$0.73	$0.25
Adjustments per average common share:
Loss from discontinued operations	0.01	—	0.01	—
Gain on sale of surplus property	(0.08)	—	(0.09)	—
Restructuring charges	—	0.01	—	0.03
USG's share of UBBP restructuring charges, net of tax	0.01	—	0.01	—
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	(0.19)	—
Withholding tax on property contributed to USG Boral joint venture	—	—	0.01	—
Reduction in valuation allowance for deferred tax assets	—	—	—	(0.03)
Adjusted earnings per common share - basic - Non-GAAP measure	$0.33	$0.24	$0.48	$0.25
Average common shares	144,500,682	108,544,752	139,702,728	108,449,431

UNITED STATES GYPSUM COMPANY
WALLBOARD REALIZED SELLING PRICES AND SHIPMENTS

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		Full Year
Year	Price	Volume	Price	Volume	Price	Volume	Price	Volume	Price	Volume

2014
Total
	$166.66	1.15	$167.31	1.32
Domestic
	$174.03		$174.32

2013
Total
	$153.07	1.11	$153.77	1.29	$154.04	1.37	$155.09	1.38	$154.04	5.14
Domestic
	$158.74		$159.62		$159.90		$161.72		$160.07

Wallboard price reflects amount per one thousand square feet.
Volume expressed in billions of square feet.
The calculation of domestic price was modified to exclude wallboard sales to all customers outside of the United States and not solely sales to foreign subsidiaries, which was the definition used in the first quarter of this year. All historical quarters presented above have been modified to be comparable with the new calculation.

CONTACT:
USG Corporation
Media
Robert Williams
(312) 436-4356
rewilliams@usg.com
or
Investors
Matthew Ackley
(312) 436-6263
investorrelations@usg.com